Series A Notes, Net Of Current Maturities (Tables)	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Schedule Of Series A Notes, Net Of Current Maturities

	December 31,
	2017	2016
Series A Notes	$181,713	$218,466
Less – Current maturities	(67,497)	(63,564)
Carrying amount adjustments on Series A Notes (*)	10,420	15,843
Premium on Series A Notes, net	229	321
	$124,865	$171,066

(*)
As a result of fair value hedge accounting, described below and in Notes 2(Y) and 2(AA), the carrying amount of the Series A Notes is adjusted for changes in the interest rates.
Schedule Of Future Principal Payments For The Series A Notes	Future principal payments for the Series A Notes, including the effect of the cross-currency interest rate swap transactions are as follows:

		December 31, 2017
2018	current maturities	$55,533
2019		55,533
2020		55,533